SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2013

Wound Management Technologies, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-11808	59-2219994
(State or other jurisdiction	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

16633 Dallas Parkway, Suite 250, Addison, TX	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  972-218-0935

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed on October 15, 2013 (the “Original Filing”), by Wound Management Technologies, Inc. The Original Filing listed as Exhibit 4.1 the Certificate of Designations, Number, Voting Power, Preferences And Rights of Series C Convertible Preferred Stock (the “Certificate”), but the Certificate was not uploaded to the EDGAR system with the Original Filing. The Certificate has been correctly included with this filing, and all items of the Original Filing remain otherwise unchanged.

Item 9.01.                       Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

4.1	Certificate of Designations, Number, Voting Power, Preferences And Rights of Series C Convertible Preferred Stock
10.1	Letter of Intent
10.2	Term Loan Agreement
10.3	Senior Secured Convertible Promissory Note
10.4	Security Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOUND MANAGEMENT TECHNOLOGIES, INC.

Date: February 6, 2014	By:	/s/ Deborah J. Hutchinson
Deborah J. Hutchinson